Employee Benefit Plans	12 Months Ended
Dec. 31, 2014
Compensation And Retirement Disclosure [Abstract]
Employee Benefit Plans

13. Employee Benefit Plans

We maintain one active defined contribution 401(k) plan. Our employees are eligible after completing six months of employment to participate in the Builders FirstSource, Inc. 401(k) Plan. Participants can contribute up to 15% of their annual compensation, subject to federally mandated maximums. Participants are immediately vested in their own contributions. We match a certain percentage of the contributions made by participating employees, subject to IRS limitations. Our matching contributions are subject to a pro-rata five-year vesting schedule. We recognized expense of $0.4 million, $0.4 million and $0.3 million in 2014, 2013 and 2012, respectively, for contributions to the plan.